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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): December 15, 2000


                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                    0-21835             59-2754337
   ----------------------        ----------------    ------------------
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)


      1500 West University Parkway
           Sarasota, Florida                                34243
 ----------------------------------------               --------------
 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: 941-362-1200

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

      Exhibit
      Number                       Exhibit Description
      ------                       -------------------

       99.1          Press Release of the Registrant dated December 20, 2000.


ITEM 9.  REGULATION FD DISCLOSURE.

PRESS RELEASE

         On December 20, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on January 15, 2001, to shareholders of record on December 31, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SUN HYDRAULICS CORPORATION

                                           By: /s/ RICHARD J. DOBBYN
                                              ------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

Dated:  December 20, 2000

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                                  EXHIBIT INDEX

      Exhibit
      Number                       Exhibit Description
      ------                       -------------------
       99.1          Press Release of the Registrant dated December 20, 2000.

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